EXHIBIT 10.10


                                  (TRANSLATION)

DUTY STAMP

                      MEMORANDUM OF AGREEMENT ON AMENDMENTS
                    ATTACHED TO THE CONTRACT ON PERMISSION TO
                  ENGAGE IN BUSINESS OF SALE OF MERCHANDISE AND
                    SOUVENIRS AND TO LEASE PREMISES TO ENGAGE
                        IN BUSINESS AT THE INTERNATIONAL
                    PASSENGER TERMINAL OF THE BANGKOK AIRPORT
                   CONTRACT NO. 6-01/2536 DATED MARCH 18, 1993
                                 AMENDMENT NO. 2


THIS MEMORANDUM OF AGREEMENT is made at the Airports Authority of Thailand on the llth day of March 1996 between THE AIRPORTS AUTHORITY OF THAILAND by Air Chief Marshal Chanin Chandrubeksa, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang Yeekhan Sub-District, Bangkok Noi District, Bangkok Metropolis by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company under the Affidavit issued by the Partnerships and Companies Registration Office, Bangkok Metropolis, the Department of Commercial Registration, the Ministry of Commerce No. Thor Nor. 0000793 dated January 2, 1996, hereinafter referred to as the "Supplier" of the other part.

WHEREAS AAT has permitted the Supplier to engage in the business of sale of merchandise and souvenirs and to lease premises to operate the said business at the International Passenger Terminal within the Bangkok Airport, under the Contract No. 6-01/2536 dated March 18, 1993, for a period of 5 years commencing from April 1, 1993 to March 31, 1998 with a total area for operation of business of 617.00 square meters; and

WHEREAS AAT permits the Supplier to lease additional  premises having an area of
177.85 square meters commencing from January 9, 1995 to March 27, 1995 and commencing from March 28, 1995 onwards such area will be 146.50 square meters.

AAT and the Supplier, therefore, agree to enter into this Memorandum of Agreement as follows:

Clause 1. The Appendix A. attached to the Contract No. 6-01/2536 dated the 18"' day of March 1993 which has been amended by the Memorandum of Agreement on Amendments No. 1 dated the 18th day of November 1993, shall be revoked and replaced by Appendix A. attached hereto.

Clause 2. Other than that stipulated in Clause 1 hereinabove, other stipulations of the Contract No. 6-01/2536 dated the 18th day of March 1993 shall remain in full force and effect.

Clause 3. This Memorandum of Agreement shall be in effect as from January 9, 1995 onwards.

This Memorandum of Agreement is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal (if any) affixed in presence of witnesses and each keeping one copy.

AAT                                            Supplier
---                                            --------

(Signed) Air Chief Marshal (signature)         (Signed) (signature)(seal)
                      (Chanin Chandrubeksa)       (Mr. Viratana Suntaranond)

Witness                                        Witness

(Signed)          (signature)                  (Signed) (signature)
            (Mr. Krit Pakakij)                 (Ms. Chataporn Phlupothong)


                                  (TRANSLATION)
             LIST ATTACHED TO MEMORANDUM OF AGREEMENT ON AMENDMENTS
        TO BE ATTACHED TO THE CONTRACT NO. 6-01/2536 DATED MARCH 18,1993
                                Amendment No. 2

                                                                      Appendix A
                                                                 (Total 5 Pages)
                                                                          Page 1

------------------------------------------------------------------------------------------------------------------------------------
  Particulars                          Area in   Rental Rate    Rental     Charges      Housing and    Lease Period
  of Leased Premises                   Square    Baht/Sq.m.                              Land Tax   --------------------------------
                                       Meter     ./month       Baht/month  Baht/month   Baht/month   From           Up to
                                       (Sq.m.)
------------------------------------------------------------------------------------------------------------------------------------

Premises within the International
Passenger Terminal
---------------------------------

  - Nos. 1302 and 1302 B                48.00     500.-       24,000.-     3,600.-      3,000.-      January 9, 1993  March 27, 1995
  - No. 3303 A                          25.50     500.-       12,750.-     1,912.50     1,593.75     January 9, 1993  March 27, 1995
  - No. 3303 B                          46.50     500.-       23,250.-     3,487.50     2,906.25     January 9, 1993  March 27, 1995
  - No. 3304 A                          50.00     500.-       25,000.-     3,750.-      3,125.-      January 9, 1993  March 27, 1995
  - No. 3304 B                          30.25     500.-       15,125.-     2,268.75     1,890.63     January 9, 1993  March 27, 1995
  - No. 3342 E                         257.00     500.-      128,500.-    19,275.-     16,062 50     January 9, 1993  March 27, 1995
  - No. 3342 F                         257.00     500.-      128,500.-    19,275.-     16,062.50     January 9, 1993  March 27, 1995
  - No. 0316                            42.50     500.-       21,250.-     3,187.50     2,656.25     January 9, 1993  March 27, 1995
  - No. 3265 S                          30.60     500.-       15,300.-     2,295.-      1,912.50     January 9, 1993  March 27, 1995
  - No. 3265 T                           7.50     500 -        3,750.-       562.50       468.75     January 9, 1993  March 27, 1995

------------------------------------------------------------------------------------------------------------------------------------












                                                                                                                              Page 2
-------------------------------------------------------------------------------------------------------------------------------
  Particulars                       Area in   Rental Rate    Rental          Charges      Housing and       Lease Period
  of Leased Premises                Square    Baht/Sq.m.                                    Land Tax   ------------------------
                                    Meter     /month         Baht/month      Baht/month   Baht/montt    From            Up to
                                   (Sq.m.)
-------------------------------------------------------------------------------------------------------------------------------

Premises within the International
Passenger Terminal
---------------------------------

  - Nos. 1302 and 1302 B             48.00     500.-          24,OOO.-       3,600.-      3,000.-     March 28, 1993  March 31, 1998
  - No. 3303 A                       21.00     500.-          10,500.-       1,575.-      1,312.50    March 28, 1993  March 31, 1998
  - No. 3303 B                       36.50     500.-          18,250.-       2,737.50     2,281.25    March 28, 1993  March 31, 1998
  - No. 3304 A                       36.50     500.-          18,250.-       2,737.50     2,281.25    March 28, 1993  March 31, 1998
  - No. 3304 B                       23.00     500.-          11,500.-       1,725.-      1,437.50    March 28, 1993  March 31, 1998
  - No. 3342 E                      257.00     500.-         128,500.-      19,275.-     16,062.50    March 28, 1993  March 31, 1998
  - No. 3342 F                      257.00     500.-         128,500.-      19,275.-     16,062.50    March 28, 1993  March 31, 1998
  - No. 0316                         42.50     500.-          21,250.-       3,187.50     2,656.25    March 28, 1993  March 31, 1998
  - No. 3265 S                       34.50     500.-          17,250.-       2,587.50     2,156.25    March 28, 1993  March 31, 1998
  - No. 3265 T                       7.50      500.-           3,750.-         562.50       468.75    March 28, 1993  March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                           AAT                            Supplier
                           ---                            --------
(Signed) Air Chief Marshal (signature)             (Signed)  (signature)  (seal)
                      (Chanin Chandrubeksa)          (Mr. Viratana Suntaranond)

(Signed)                  Witness                         Witness
                          -------                         -------
                         (signature)               (Signed) (signature)
                         (Mr. Somjit Nupui)          (Ms. Chataporn Phlupothong)












[Three pages of graphics (floor plans)omitted.]